Exhibit 32

SECTION 906 CERTIFICATION

Certification Pursuant to Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of MOD-PAC CORP. (the "Company") on Form 10-Q for the period ended July 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Daniel G. Keane and Daniel J. Geart, Chief Executive and Corporate Controller of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: August 15, 2005	/s/ Daniel G. Keane

Daniel G. Keane Title: Chief Executive Officer

Dated: August 15, 2005	/s/ Daniel J. Geary

Daniel J. Geary Title: Corporate Controller